SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   [X]

Filed by a Party other than the Registrant    [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                              ASA (Bermuda) LIMITED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

     5)   Total fee paid:

     ---------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid: __________________________________

     2)   Form, Schedule or Registration Statement No. _________________

     3)   Filing Party: ___________________________

     4)   Date Filed: ____________________________

                  [INSERT LETTERHEAD OF ASA (BERMUDA) LIMITED]


January [3], 2007

Dear Shareholder,

You are cordially invited to attend the 2007 Annual General Meeting of Shareholders of ASA (Bermuda) Limited (the "Company"), which will be held on Thursday, February 8, 2007.

In addition to the election of directors and the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending November 30, 2007, you will be asked to consider the following proposals.

     o CHANGE THE NAME OF THE COMPANY FROM "ASA (BERMUDA) LIMITED" BACK TO "ASA LIMITED". The Board believes that reverting to the original name used prior to the Company's November 2004 reorganization will aid investors in identifying the Company and associating it with the Company's established investor reputation.

     o ADOPT CERTAIN AMENDMENTS TO THE AMENDED AND RESTATED BYE-LAWS OF THE COMPANY. If the amendments are adopted, the Company would have explicit authority to (i) issue shares in certificated or uncertificated form and (ii) deliver notices and documents in any manner permitted under the rules promulgated by the Securities and Exchange Commission. The revised Amended and Restated Bye-Laws would also require that at any adjourned meeting one-third (1/3) of the outstanding voting securities of the Company entitled to vote at the meeting would constitute a quorum for purposes of conducting a shareholder meeting.

The first amendment to the Amended and Restated Bye-Laws is necessitated by recent changes to the listing standards of the New York Stock Exchange which require all listed equity securities to be eligible for a direct registration system ("DRS") operated by a securities depository. DRS offers investors the ability to register their shares in "book entry" form without having a physical certificate issued. While the Company intends to continue to offer share certificates, it would have the flexibility to offer investors the option to register their shares electronically, either through the Company or its transfer agent. The second amendment is being proposed to permit the Company to take advantage of changes to the proxy rules which would permit public companies to furnish proxy materials to shareholders by sending a notice indicating that the issuer's proxy materials are available on a specified website and posting the proxy materials on that website. If the Company elects to use this method of delivery, shareholders will be able to elect to permanently receive all proxy materials in paper or by email with respect to all proxy solicitations conducted by the Company. The final amendment increases the quorum requirement for any adjourned meeting so that it is the same as the quorum required for any meeting of shareholders. The increased quorum requirement will positively affect the rights of shareholders of the Company.

THE BOARD HAS CONSIDERED EACH PROPOSAL AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL. Further details of the business to be transacted at the meeting can be found in the accompanying Notice of Annual General Meeting and Proxy Statement. We invite you to attend the meeting in person. Your vote is important. Whether or not you are able to attend, it is important that your shares be represented at the meeting. Accordingly, we ask that you please sign, date and return the enclosed proxy card at your earliest convenience. As an alternative to using the proxy card to vote, you may vote by telephone or through the Internet. Please follow the instructions on the enclosed proxy card.

On behalf of the Board of Directors and management of the Company, I extend our appreciation for your continued support.

                                        Sincerely yours,

                                        [INSERT SIGNATURE]

                                        Robert J.A. Irwin
                                        Chairman, President and Treasurer
                                        ASA (Bermuda) Limited

                              ASA (BERMUDA) LIMITED

                                11 SUMMER STREET
                                    4TH FLOOR
                                BUFFALO, NY 14209

                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
                ------------------------------------------------

                                FEBRUARY 8, 2007

     NOTICE IS HEREBY GIVEN that the Annual General Meeting (the "Meeting") of Shareholders of ASA (Bermuda) Limited (the "Company") will be held on Thursday, February 8, 2007, at 10:00 a.m., Eastern Time, at the offices of UBS, 1285 Avenue of the Americas, 14th Floor, New York, NY, 10019, for the purpose of considering and acting upon the following business:

          1.   To elect the Company's Board of Directors.

          2. To ratify the appointment of Ernst & Young LLP, an independent registered public accounting firm, as the Company's independent auditors for the fiscal year ending November 30, 2007 and to authorize the Audit Committee to set the independent auditors' remuneration.

          3. To change the name of the Company from "ASA (Bermuda) Limited" back to "ASA Limited".

          4.   To amend the Amended and Restated Bye-Laws of the Company.

          5. Such other business as may properly come before the Meeting or any adjournment thereof.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF EACH OF THE PROPOSALS.

     During the Meeting, management also will present the Company's audited financial statements for the fiscal year ended November 30, 2006.

     The Board of Directors has fixed the close of business on December 22, 2006 as the record date for the determination of the shareholders of the Company entitled to receive notice of, and to vote at, the Meeting and any adjournments thereof.

                                          By order of the Board of Directors,

                                          [INSERT SIGNATURE]

                                          Paul K. Wustrack, Jr.
                                          Secretary


January [3], 2007

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

     If your shares are registered in your name, please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return it in the envelope provided by the date of the Meeting. IF YOU SIGN, DATE, AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, THE PROXIES WILL VOTE IN FAVOR OF EACH PROPOSAL. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly.

     As an alternative to using the proxy card to vote, you may vote:

          o    by   telephone,   with  a  toll-free   call  to   [1-877-PRX-VOTE
               (1-877-779-8683)];

          o through the Internet, at [http://www.eproxyvote.com/asa,] and by following the instructions on the site; or

          o    in person at the Meeting.

     If you have any questions or need  additional  information,  please contact
D.F.  King  &  Co.,  Inc.,  the  Company's   proxy   solicitors,   toll-free  at
[1-800-901-0068].

     If we do not receive your voting instructions after our original mailing, you may be contacted by the Company or by D.F. King & Co., Inc. The Company or D.F. King & Co., Inc. will remind you to appoint a proxy.

     If you hold your shares in "street name" through a broker, bank or other nominee, you should contact your nominee with your instructions for attendance or voting at the meeting. If you hold your shares in street name, and you wish to vote in person at the Meeting, you must request your broker or nominee to provide you with a legal proxy in order to vote your shares at the Meeting.

                              ASA (BERMUDA) LIMITED

                                11 SUMMER STREET
                                    4TH FLOOR
                                BUFFALO, NY 14209

                         ------------------------------

                                 PROXY STATEMENT

                         ------------------------------

                     ANNUAL GENERAL MEETING OF SHAREHOLDERS

                                FEBRUARY 8, 2007



                     SOLICITATION AND REVOCATION OF PROXIES

     The enclosed proxy card is solicited by the Board of Directors (the "Board") of ASA (Bermuda) Limited (the "Company") for use at the Annual General Meeting of the Company's shareholders (the "Meeting") to be held on Thursday, February 8, 2007, at 10:00 a.m. Eastern Time, at the offices of UBS, 1285 Avenue of the Americas, 14th Floor, New York, NY, 10019. (The Meeting and any adjournment(s) or postponement(s) of the Meeting are referred to herein as the "Meeting.") The proxy may be revoked by a shareholder at any given time prior to its use at the Meeting by an instrument in writing delivered to the Secretary, c/o ASA (Bermuda) Limited, 11 Summer Street, 4th Floor, Buffalo, NY 14209 or delivered to him at the Meeting.

     On November 19, 2004 ASA Limited ("ASA"), a South African public limited liability company and the predecessor company to the Company, was reorganized into the Company, a Bermuda exempted limited liability company. Certain information in this proxy statement relates to ASA as the predecessor company.

     The expense of preparing, assembling, printing and mailing the proxy statement, proxy card and any other material used for the solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by use of the mails, directors and officers of the Company may solicit proxies by telephone, electronic communications or personal contact, for which they will not receive any additional compensation. The Company will retain D.F. King & Co., Inc., New York, NY to aid in the solicitation of proxies. Such solicitation will primarily be by mail and telephone, the costs of which are expected to be approximately $15,000, plus out-of-pocket costs for printing and mailing. The Company will also reimburse brokers, nominees and fiduciaries that are record owners of shares of the Company for the out-of-pocket and clerical expenses of transmitting copies of the proxy materials to the beneficial owners of such shares. The approximate mailing date of this proxy statement and the proxy card will be January [5], 2007. The Annual Report of the Company for the fiscal year ended November 30, 2006, including audited financial statements, accompanies this proxy statement.

                              VOTING AT THE MEETING

     Only shareholders of record at the close of business on December 22, 2006 (the "Record Date") will be entitled to vote. There are 9,600,000 Common Shares of the Company outstanding, each of which entitles the holder to one vote. Each valid proxy received at or before the Meeting will be voted at the Meeting in accordance with the instructions on the proxy card. IF A SHAREHOLDER HAS SIGNED A PROXY CARD BUT NO INSTRUCTIONS ARE INDICATED, THE PROXIES WILL VOTE FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED IN THE PROXY CARD; FOR THE
RATIFICATION  OF  THE  APPOINTMENT  OF  ERNST  &  YOUNG  LLP  AS  THE  COMPANY'S
INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2007 AND TO AUTHORIZE THE AUDIT COMMITTEE TO SET THE INDEPENDENT AUDITORS' REMUNERATION; FOR THE NAME CHANGE; FOR THE AMENDMENTS TO THE AMENDED AND RESTATED BYE-LAWS; AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

     SHAREHOLDERS HAVE FOUR OPTIONS FOR SUBMITTING THEIR VOTES: (1) BY MAIL, (2) VIA THE INTERNET, (3) BY PHONE OR (4) IN PERSON AT THE MEETING. IF YOU HAVE INTERNET ACCESS, WE ENCOURAGE YOU TO RECORD YOUR VOTE ON THE INTERNET AT [HTTP://WWW.EPROXYVOTE.COM/ASA]. When you vote via the Internet or by telephone, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted. If you hold your shares through a nominee, your nominee may allow you to vote your shares by telephone or Internet. Please consult the materials you receive from your nominee prior to voting by telephone or Internet.

     If you have any questions regarding the proposals or need assistance in voting your shares, please call our proxy solicitor, D. F. King & Co., Inc., toll free at [1-800-901-0068].

                  SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of the Record Date, the Company is not aware of any person or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") owning of record or beneficially more than 5% of the Company's outstanding Common Shares except as follows:

NAME AND ADDRESS OF                   AMOUNT OF                 PERCENTAGE OF
BENEFICIAL OWNER                BENEFICIAL OWNERSHIP*        OUTSTANDING SHARES*

Lazard Asset Management LLC            539,339                     5.6%
30 Rockefeller Plaza
New York, NY 10112

------------------------------------
* This information is based solely on the Schedule 13F filed by Lazard Asset Management LLC on October 23, 2006.

                           QUORUM AND REQUIRED VOTING

     One-third (1/3) of the Company's outstanding Common Shares present in person or by proxy and entitled to vote constitutes a quorum at the Meeting. If, within five minutes from the time scheduled for the Meeting, a quorum of shareholders is not present, the Meeting shall stand adjourned until such other day, time and place as the chairman of the Meeting may determine.

     Assuming that a quorum is present at the Meeting, approval of each proposal requires the affirmative vote of a majority of votes cast at the Meeting, whether in person or by proxy. Abstentions and "broker non-votes" (i.e., shares held by brokers, banks or other nominees as to which (i) instructions have not been received from the beneficial owner or persons entitled to vote and (ii) the broker, bank or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present, but will have no effect on the vote.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     Unless contrary instructions are given, the persons named as proxies will vote such proxies for the election of the nominees listed below to serve as directors of the Company until the next Annual General Meeting of Shareholders. At the November 9, 2006 Board meeting, Mr. Ronald L. McCarthy announced his intention to retire as a director effective the date of the Meeting. The Board determined not to fill the vacancy resulting from Mr. McCarthy's retirement but rather to decrease the size of the Board to nine directors. Each nominee was nominated for election by the Board. Each nominee has consented to being named in this Proxy Statement and to serve if elected. In the event that any of the nominees is unable or declines to serve as a director, an event that the Board does not anticipate, proxies may be voted at the Meeting for the election of another person in his stead or the Board may reduce the number of directors as provided in the Company's Bye-Laws. The following is a list of each nominee, his age, address, principal occupation and present positions, including any affiliations with the Company, the length of service with the Company and other directorships held. Unless otherwise noted, each of the directors has engaged in the principal occupation listed in the following table for five years or more.

                               POSITION HELD, TERM OF
     NAME, ADDRESS (1)         OFFICE (2) AND LENGTH           PRINCIPAL OCCUPATION DURING THE
        AND AGE                   OF TIME SERVED                        PAST FIVE YEARS                 OTHER DIRECTORSHIPS
        -------                   --------------                        ---------------                 -------------------

INTERESTED DIRECTORS*:
Robert J.A. Irwin, 79         Chairman and Treasurer           Chairman of the Board of ASA            Former director,
                              since 2003; President            from 1993 to 2005; Treasurer of         President and Chief
                              since 2004; Director             ASA from 1999 to 2005.                  Executive Officer of
                              since 2003 (ASA from                                                     Niagara Share Corporation.
                              1987 to 2005).

INDEPENDENT DIRECTORS**:

Harry M. Conger, 76           Deputy Chairman                  Chairman and CEO Emeritus of            Director of Apex Silver
                              (non-executive)  since           Homestake  Mining Company.              Mines Limited (silver
                              2004; Director since 2004                                                mining company).
                              (ASA from 1984 to 2004).

Henry R. Breck, 69            Director since 2004              Chairman and director of Ark            Director of Butler
                              (ASA from 1996 to 2004).         Asset Management Co., Inc.              Capital Corporation
                                                               (registered investment adviser).        (business financing).

Chester A. Crocker, 65        Director since 2004;             James R. Schlesinger Professor          Director of Universal
                              (ASA from 1996 to 2004).         of Strategic Studies, School of         Corporation (tobacco,
                                                               Foreign Service, Georgetown             lumber and agri-products),
                                                               University; President of Crocker        First Africa Holdings Ltd.,
                                                               Group (consultants).                    G3 Good Governance Group,
                                                                                                       Ltd.; Director of United
                                                                                                       States Institute of Peace.

                               POSITION HELD, TERM OF
     NAME, ADDRESS (1)         OFFICE (2) AND LENGTH           PRINCIPAL OCCUPATION DURING THE
        AND AGE                   OF TIME SERVED                        PAST FIVE YEARS                 OTHER DIRECTORSHIPS
        -------                   --------------                        ---------------                 -------------------
Joseph C. Farrell, 71         Director since 2004              Retired Chairman, President and         Director of Universal
                              (ASA from 1999 to 2004).         CEO of The Pittston Company             Corporation (tobacco,
                                                               (coal and mining, transportation        lumber and agri-products)
                                                               and security services) (now The         and MaxJet Airways, Inc.
                                                               Brinks Company).

James G. Inglis, 62           Director since 2004              Chairman of Melville Douglas            Director of Coupon
                              (ASA from 1998 to 2004).         Investment Management (Pty) Ltd.        Holdings (Pty) Ltd.
                                                               since 2002, Executive Director
                                                               prior thereto.

Malcolm W. MacNaught, 69      Director since 2004              Retired Vice President and              Director of Meridian Gold
                              (ASA from 1998 to 2005).         Portfolio Manager at Fidelity           Inc.
                                                               Investments.

Robert A. Pilkington, 61      Director since 2004              Investment banker and Managing          Director of Avocet Mining
                              (ASA from 1979 to 2005).         Director of UBS Securities LLC          PLC.
                                                               and predecessor companies since
                                                               1985.

A. Michael  Rosholt,  86      Director since 2004              Chairman of the National Business
                              (ASA from 1982 to 2005).         Initiative (South Africa) (non-profit
                                                               organization);  retired Chairman  of
                                                               Barlow Rand Limited (financial,
                                                               industrial and mining corporation).

-----------------------

(1)  The address for each director is c/o LGN Group, LLC, P.O. Box 269, Florham Park, NJ 07932.

(2)  Each director of the Company will serve as such until the next Annual General Meeting of Shareholders.

*    An "interested  person" of the Company,  as such term is defined in the  Investment  Company Act of 1940, as amended (the "1940
     Act"), by reason of being an officer of the Company.

**   A director that is not an "interested person" of the Company.

                               EXECUTIVE OFFICERS

     The current executive officers of the Company are Mr. Robert J.A. Irwin, information with respect to whom is set forth above, and Mr. Paul K. Wustrack, Jr., Secretary and Chief Compliance Officer since 2004. During the past five years, Mr. Wustrack served as Assistant U.S. Secretary of ASA from 2002 to 2005 and as Chief Compliance Officer from 2004 to 2005; prior thereto he was Special Counsel with Phillips, Lytle, Hitchcock, Blaine & Huber LLP. Executive officers are elected at the first Board meeting after each Annual General Meeting of Shareholders to serve for the ensuing year.

                          DIRECTOR/OFFICER COMPENSATION

     Each non-South African director receives an annual fee of $20,000 for his services as a director and a fee of $1,000 for each Board and Committee meeting (whether in person or by telephone) that he attends. Each South African director receives the rand equivalent of $20,000 as an annual fee for his services as a director, the rand equivalent of $2,000 for each Board meeting that he attends in person, if held outside of South Africa, and the rand equivalent of $1,000 for each Board meeting he attends in South Africa or by telephone. In addition, South African directors receive a meeting fee of the rand equivalent of $1,000 for each Committee meeting attended (whether in person or by telephone) during the year. The Chairman of the Audit Committee receives an additional $2,000 for each Audit Committee meeting that he attends. The Company pays to any retired director who served as a director of the Company or its predecessor, ASA, for at least twelve years an annual retirement benefit equal to 75% of the annual retainer fee paid to active directors, as adjusted from time to time. Directors retiring after attaining the age of 70 are entitled to such retirement benefit for life; directors retiring prior to attaining such age are entitled to such retirement benefit for the lesser of life or the number of years they served as a director. Payment of directors' retirement benefits have not been funded by the Company.

     A summary of the compensation and benefits for the directors and officers of the Company for the fiscal year ended November 30, 2006 is shown below:

                                                             PENSION OR
                                                             RETIREMENT
                                        AGGREGATE         BENEFITS ACCRUED   ESTIMATED ANNUAL    TOTAL COMPENSATION
        NAME OF PERSON                COMPENSATION           AS PART OF       BENEFIT UPON        FROM COMPANY PAID
         & POSITION                   FROM COMPANY       COMPANY EXPENSES    RETIREMENT (1)         TO DIRECTORS
         ----------                   ------------       ----------------    --------------         ------------
INTERESTED DIRECTORS:

Robert J.A. Irwin,                     $479,500               (2)               $15,000 (3)           $27,000
Chairman, President, Treasurer
and Director

INDEPENDENT DIRECTORS:

Harry M. Conger,                        $33,000                 --               $15,000              $33,000
Director and Deputy Chairman
(non-executive)

Henry R. Breck,                         $34,000                 --               $15,000              $34,000
Director

Chester A. Crocker,                     $29,000                 --               $15,000              $29,000
Director

Joseph C. Farrell,                      $40,000                 --               $15,000              $40,000
Director

                                                             PENSION OR
                                                             RETIREMENT
                                        AGGREGATE         BENEFITS ACCRUED   ESTIMATED ANNUAL    TOTAL COMPENSATION
        NAME OF PERSON                COMPENSATION           AS PART OF       BENEFIT UPON        FROM COMPANY PAID
         & POSITION                   FROM COMPANY       COMPANY EXPENSES    RETIREMENT (1)         TO DIRECTORS
         ----------                   ------------       ----------------    --------------         ------------
James G. Inglis,                        $30,000                 --               $15,000              $30,000
Director

Malcolm W. MacNaught                    $30,000                 --               $15,000              $30,000
Director

Robert A. Pilkington                    $31,000                 --               $15,000              $31,000
Director

A. Michael Rosholt                      $31,000                 --               $15,000              $31,000
Director

OTHER OFFICER:

Paul K. Wustrack, Jr.                   $207,917                --                 --                $207,917
Secretary and Chief Compliance
Officer

----------------------
(1)  All directors qualify to receive retirement  benefits if they have served the Company or its predecessor,  ASA, for at least twelve years prior to  retirement.  The amount shown for each director is the total benefits which are, or would be,  payable to such person  assuming  such  director had served  twelve years as of November 30,
     2007.

(2)  The company has an unfunded  non-qualified  pension  agreement  with Mr.  Irwin,  pursuant to which the Company credits amounts to a pension  benefit account as determined from time to time by the Board.  Through the period ended November 30, 2006, interest  equivalents were credited on amounts credited to the pension benefit account at an annual rate of 3.5%.  Beginning December 1, 2006, interest equivalents will be credited at an annual rate of 5%. The Company  recorded an expense of $65,500 for the total amount credited to the pension benefit account during the year ended November 30, 2006.

     An amount equal to the balance in the pension benefit account will be payable in a lump sum upon termination of
     Mr. Irwin's service as an officer of the Company.  At November 30, 2006, the Company has recorded liability for pension benefits due under the agreement of $544,967.

(3)  The amount shown for Mr. Irwin includes only the retirement  benefits  payable to him as a director and not the amounts payable to him under the supplemental non-qualified pension agreement described in Note (2) above.


                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information as of November 30, 2006 regarding the beneficial ownership of Common Shares of the Company by each director, each executive officer and all directors and all executive officers as a group, including the dollar range of the value of equity securities beneficially owned by each director. The Common Shares shown for each individual and for all directors and executive officers as a group constituted less than 1% of the Company outstanding Common Shares.

                                                     AMOUNT AND NATURE OF            AGGREGATE DOLLAR RANGE OF
        NAME OF BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP (1)             SHARE OWNERSHIP (2)
        ------------------------                   ------------------------             -------------------
        INTERESTED DIRECTORS:
        Robert J.A. Irwin                                    3,000(3)                     Over $100,000

        INDEPENDENT DIRECTORS:
        Henry R. Breck                                       1,000(4)                   $50,001-$100,000
        Harry M. Conger                                      1,100                       $50,001-$100,000
        Chester A. Crocker                                     400                        $10,001-$50,000
        Joseph G. Farrell                                    1,000                       $50,001-$100,000
        James G. Inglis                                       None                              None
        Malcolm W. MacNaught                                 1,000                       $50,001-$100,000
        Robert A. Pilkington                                 3,000                         Over $100,000
        A. Michael Rosholt                                    None                              None

        OTHER OFFICER:
        Paul K. Wustrack, Jr.                                   10

        ALL DIRECTORS AND EXECUTIVE                         10,510
        OFFICERS AS A GROUP:

------------------------
(1)  Each  individual has sole voting and investment  power over the shares shown opposite his name,  except as otherwise noted.

(2)  Valuation as of November 30, 2006.

(3)  Mr. Irwin has shared voting and investment power over 142 shares owned by his wife.

(4)  Mr. Breck has shared voting and investment power over these shares.

                                BOARD COMMITTEES

     The Board has an Audit Committee, a Compensation Committee, an Ethics Committee, and a Nominating Committee.

     The Audit Committee acts pursuant to a written charter. The Audit Committee Charter is available on the Company's website at www.asaltd.com. The Audit Committee currently consists of Messrs. Farrell (Chairman), Breck and MacNaught, each of whom is an Independent Director (and an independent director as that term is defined in the rules of the New York Stock Exchange). The responsibilities of the Audit Committee include overseeing (i) the Company's accounting and financial reporting policies and practices, (ii) the Company's internal controls and procedures, and (iii) the integrity, quality and objectivity of the Company's financial statements and the audit thereof. The Audit Committee is directly responsible for the selection (subject to ratification by a majority of the Independent Directors and by the shareholders), compensation, oversight and, when appropriate, termination of the Company's independent auditors.

     The current members of the Compensation Committee are Messrs. Conger (Chairman), Inglis and Pilkington, each of whom is an Independent Director. The primary function of the Compensation Committee is to make recommendations to the Board regarding the compensation of officers and the directors of the Company.

     The current members of the Ethics Committee are Messrs. Crocker (Chairman), Breck and Farrell. The primary function of the Ethics Committee is to ensure compliance by the directors, officers and other access persons with the Company's Code of Ethics and Rule 17j-l under the 1940 Act.

     The current members of the Nominating Committee are Messrs. Pilkington (Chairman), Conger and Rosholt, each of whom is an Independent Director. The Nominating Committee is responsible for identifying qualified candidates for the Board and the committees of the Board. The Nominating Committee acts pursuant to a written charter which is available on the Company's website at www.asaltd.com. The responsibilities of the Nominating Committee include (i) considering and evaluating the structure, composition and membership of the Board and each of its committees, (ii) evaluating and recommending the persons to be nominated by the Board for election as directors at the next Annual General Meeting of Shareholders and to fill vacancies on the Board as necessary, and (iii) evaluating and recommending directors to serve as members of the committees of the Board.

                         DIRECTOR ATTENDANCE AT MEETINGS

     During the fiscal year ended November 30, 2006 there were seven meetings of the Board, four meetings of the Audit Committee, four meetings of the Compensation Committee, two meetings of the Nominating Committee, and four meetings of the Ethics Committee. Each director attended 75% or more of the meetings of the Board and the Committees on which he served except Messrs. Inglis and MacNaught.

     Although the Company does not have a policy on director attendance at the Annual General Meetings of Shareholders, directors are encouraged to do so. The 2006 Annual General Meeting of Shareholders was attended by nine of the Company's ten directors.

                           SHAREHOLDER COMMUNICATIONS

     Shareholders may send written communications to the Company's Board or to an individual director by mailing such correspondence to the Board or the individual director, as the case may be, c/o LGN Group, LLC, P.O. Box 269, Florham Park, NJ 07932 (addressed to the Company). Such communications must be signed by the shareholder and identify the number of shares held by the shareholder. Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual director. Any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act, must continue to meet all the requirements of Rule 14a-8. See "Shareholder Proposals" below.

           INFORMATION REGARDING THE COMPANY'S PROCESS FOR NOMINATING
                               DIRECTOR CANDIDATES

     The Nominating Committee will recommend to the Board candidates for new or vacant Board positions based on its evaluation of which potential candidates are most qualified to serve and protect the interests of the Company's shareholders and to promote the effective operations of the Board. In considering director candidates, the Nominating Committee may take into account a variety of factors, including whether the candidates (i) are of the highest character and integrity;
(ii) have distinguished records in their primary careers; (iii) have substantial experience and breadth of knowledge which is of relevance to the Company, particularly relating to gold and other precious minerals, finance, securities law, the workings of the securities markets, or investment management; (iv) have sufficient time available to devote to the affairs of the Company in order to fulfill their duties and responsibilities, including service on Board committees; (v) are committed to working collaboratively with other members of the Board in promoting the best long-term interests of shareholders; (vi) qualify as Independent Directors; and (vii) are free of any conflicts of interest that would interfere with the proper performance of their duties as directors. Different substantive areas may assume greater or lesser significance at particular times, in light of the Board's present composition and the Nominating Committee's (or the Board's) perceptions about future issues and needs.

     The Committee considers candidates from any source deemed appropriate by the Committee, including: (a) the Company's current directors, (b) the Company's officers, and (c) the Company's shareholders. The Committee will not consider self-nominated candidates. The Committee may, but is not required to, retain a third party search firm to identify potential candidates.

     The Nominating Committee will consider nominees recommended by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. Shareholders may send resumes of recommended persons to the Chairman-Nominating Committee of ASA (Bermuda) Limited, c/o LGN Group, LLC, P.O. Box 269, Florham Park, NJ 07932. The shareholder recommendation must be received at the above address no later than [September 7], 2007. The shareholder recommendation must be accompanied by all information relating to such candidate that is required to be disclosed in solicitations of proxies for the election of directors. In addition, the shareholder recommendation must be accompanied by the written consent of the candidate to stand for election if nominated by the Board and to serve if elected by the shareholders. No nominee recommendation has been received from a shareholder for inclusion in this proxy statement.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     The Company does not know of any director, officer or beneficial owner of more than 10% of the Company's shares who, during the Company's last fiscal year, failed to file on a timely basis reports required by Section 16(a) of the Exchange Act.

                              ASA EDUCATIONAL TRUST

     The ASA Educational Trust (the "Trust") was formed by a Deed of Trust between ASA, the Company's predecessor, and the original trustees of the Trust in 1988. The purpose of the Trust is to assist in the education and training of students in South Africa through the granting of scholarships, bursaries and/or stipends for use at institutions for secondary and tertiary education. Messrs. Inglis, Rosholt and Ronald L. McCarthy serve as trustees of the Trust.

     During the fiscal year ended November 30, 2006, the Company contributed $92,873 to the Trust.

     REQUIRED VOTE: The election of directors requires the affirmative vote of a majority of the votes cast at the Meeting.

     THE DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR PROPOSAL NO. 1.

    PROPOSAL 2: APPOINTMENT OF INDEPENDENT AUDITORS AND AUTHORIZATION OF THE
         AUDIT COMMITTEE OF THE BOARD TO SET THE AUDITORS' REMUNERATION

     In accordance with Section 89 of the Companies Act of Bermuda, the Company's shareholders have the authority to appoint the Company's independent auditors and to authorize the Audit Committee of the Board to set the auditors' remuneration. The Audit Committee has nominated Ernst & Young LLP ("Ernst & Young") New York, New York, an independent registered public accounting firm, to serve as the Company's independent auditors to audit the accounts of the Company for the fiscal year ending November 30, 2007. The Board, including a majority of Independent Directors, has ratified their nomination and has directed the submission of their selection to shareholders for appointment.

     [Ernst & Young has no direct or indirect interest in the Company, except in its capacity as the Company's independent auditors. Ernst & Young has informed the Company that it has no material direct or indirect financial interest in the Company and that investment in the Company by its personnel and their family members is prohibited where appropriate to maintaining the auditors' independence. The Company's Audit Committee reviewed the services provided by Ernst & Young and determined that Ernst & Young is independent of the Company.]

     In connection with the audit of the Company's financial statements for the fiscal year ended November 30, 2006, the Company entered into an engagement agreement with Ernst & Young which set forth the terms by which Ernst & Young would perform audit services for the Company. That agreement is subject to mediation and arbitration procedures and an exclusion of non-monetary, equitable or punitive damages.

     A representative of Ernst & Young is expected to be present at the Meeting to respond to appropriate questions and will be given the opportunity to make a statement if he or she desires to do so.

AUDIT AND NON-AUDIT FEES

     Aggregate fees billed by Ernst & Young for professional services rendered to the Company for the fiscal years ended November 30, 2006 and November 30, 2005 are set forth below.

                                  FISCAL YEAR 2006          FISCAL YEAR 2005
                                  ----------------          ----------------

          Audit Fees                  $85,000                  $98,400(1)
          Audit-Related Fees              -0-                   12,000
          Tax Fees                      5,000                      -0-
          All Other Fees                  -0-                      -0-
                                     ------------          ----------------
          Total                       $90,000                 $110,400
          -------------
          (1) Includes $18,400 for audit of ASA.

          AUDIT FEES include the aggregate fees billed for professional services rendered by the independent auditors for the audit of the Company's annual financial statements and review of the semi-annual financial statements and services rendered in connection with statutory or regulatory filings, including the annual and semi-annual reports.

          AUDIT-RELATED FEES include the aggregate fees billed for assurance and related services by the independent auditors that are reasonably related to the performance of the audit or review of the financial statements. The figure for 2005 includes fees billed in connection with the review of Company procedures related to compliance with the Company's Exemptive Order dated September 20, 2004.

          TAX FEES include the aggregate fees billed for  professional  services
          rendered  by  the   independent   auditors  in  connection   with  tax
          compliance, tax advice and tax planning.

          ALL OTHER FEES include the aggregate non-audit fees not disclosed above that were billed for projects and services provided by the independent auditors.

     The aggregate fees billed by Ernst & Young for non-audit services rendered to the Company for the fiscal year ended November 30, 2006 and November 30, 2005 were $5,000 and $12,000, respectively.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES OF INDEPENDENT AUDITORS

     The Audit Committee of the Company has the sole authority to pre-approve all audit and non-audit services to be provided by the independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)B of the Exchange Act which are approved by the Committee prior to the completion of the audit. During the fiscal year ended November 30, 2006, there were no services included in Audit Related Fees, Tax Fees and All Other Fees that were approved by the audit committee pursuant to the de minimis exception provided in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. Any individual project that does not exceed $25,000 may be pre-approved by the chair of the Audit Committee. Any such pre-approval by the chair of the Audit Committee must be presented to the full Committee at its next scheduled meeting. Any proposed services exceeding that cost level requires specific pre-approval by the Audit Committee. Pre-approval of audit and non-audit services shall not be required if the engagement to render the services is entered into pursuant to pre-approved policies and procedures established by the Committee, provided the Committee is informed of each such service. The Committee has not established such policies and procedures.

     REQUIRED VOTE: The appointment of the Company's independent auditors and the authorization for the Audit Committee to set the auditors' remuneration requires the affirmative vote of a majority of the votes cast at the Meeting.

     THE DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR PROPOSAL NO. 2.

   PROPOSAL 3: CONSIDERATION OF NAME CHANGE OF THE COMPANY FROM ASA (BERMUDA)
                            LIMITED TO ASA LIMITED.

     When the Company reorganized from a South African company into a Bermuda exempted limited liability company in November of 2004, it changed its name from "ASA Limited" to "ASA (Bermuda) Limited". The Board approved the name change so that the newly formed Bermuda company could be readily distinguished from its predecessor entity in South Africa. Now that the reorganization is complete and ASA has substantially completed the winding up of its affairs in South Africa and will soon be dissolved, the Board believes that the Company should now operate under its original name. "ASA Limited" is the name that investors have associated with the Company for many years. The Board believes that reverting to the original name will aid investors in identifying the Company and associating it with the Company's established investor reputation. Subject to shareholder approval, the Company will change its name back to "ASA Limited" only when the affairs of its predecessor entity in South Africa have been completely wound up.


     REQUIRED  VOTE:   Approval  of  the  name  change  proposal   requires  the
affirmative vote of a majority of the votes cast at the Meeting.

     THE DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR PROPOSAL NO. 3.

     PROPOSAL 4: CONSIDERATION OF APPROVAL TO AMEND THE AMENDED AND RESTATED
                            BYE-LAWS OF THE COMPANY.

     In August 2006, the Securities and Exchange Commission ("SEC") approved a change to the New York Stock Exchange listing standards that requires securities listed on the exchange to be eligible for a Direct Registration System ("DRS") operated by a securities depository. A DRS allows an investor to establish, either through the issuer's transfer agent or through the investor's broker-dealer, a book-entry securities position on the books of the issuer and to electronically transfer that securities position between the transfer agent and the broker-dealer through facilities administered by a registered clearing agency, such as a securities depository. The SEC has stated that a DRS provides for "more accurate, quicker and more cost-efficient transfers; faster distribution of sale proceeds; reduced numbers of lost or stolen certificates and a reduction in the associated certificate replacement costs". Currently Depository Trust Company is the only registered clearing agency operating a DRS. On and after January 1, 2008, all equity securities listed on the New York Stock Exchange will be required to be DRS eligible.

     In order to comply with this new requirement, management proposes to amend the Company's Amended and Restated Bye-Laws to explicitly provide the Company the authority to issue both certificated and uncertificated shares. While the Company intends to continue to offer share certificates, it would have the flexibility to offer investors the option to register their shares electronically, either through the Company or its transfer agent. The amendment also explicitly grants the Board the authority to impose such terms and conditions as it may deem appropriate concerning the issue, transfer and registration of any uncertificated shares or certificates for shares of the Company.

     The second substantive amendment revises the Amended and Restated Bye-Laws to provide the Company the flexibility to deliver notices and documents to shareholders in any manner permitted under the rules promulgated by the SEC. In December 2006 the SEC adopted amendments to the proxy rules that permit, but not require, public companies to furnish proxy materials to shareholders by sending a notice indicating that the issuer's proxy materials are available on a specified website and posting the proxy materials on that website. If the Company elects to use this method of delivery, shareholders will be able to elect to permanently receive all proxy materials in paper or by email with respect to all proxy solicitations conducted by the Company. The amended Bye-Laws would also permit the Company to take advantage of any future rule amendments by the SEC relating to document delivery requirements.

     The third substantive amendment raises the quorum required at any adjourned meeting from one shareholder to one third (1/3) of the outstanding voting securities of the Company entitled to vote at the meeting present in person or by proxy. The increased quorum requirement is the same as the quorum required for any meeting of the Company's shareholders and is closer to the corporate governance standards that most of the Company's shareholders in the United States are accustomed to and will positively affect the rights of shareholders of the Company.

     The Bye-Law provisions that would be changed in the Amended and Restated Bye-Laws are provided in Appendix B hereto.

     In addition, the Amended and Restated Bye-Laws will be revised to correct minor non-substantive errors in the document such as cross reference errors. These revisions will not affect the rights of shareholders or substantively alter the Amended and Restated Bye-Laws.

     REQUIRED VOTE: Approval of the proposal to amend the Amended and Restated Bye-Laws requires the affirmative vote of a majority of the votes cast at the Meeting.

      THE DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR PROPOSAL NO. 4.

                      PRESENTATION OF FINANCIAL STATEMENTS

     In accordance with Section 84 of the Companies Act, the Company's audited financial statements for the fiscal year ended November 30, 2006 will be presented at the Meeting. These statements have been approved by the Company's Board. There is no requirement under Bermuda law that such statements be approved by the shareholders, and no such approval will be sought at this Meeting.

                             ADDITIONAL INFORMATION

     The  principal  executive  office of the  Company  is  located at 11 Summer
Street, 4th Floor, Buffalo, NY 14209. The Company does not have an outside investment adviser.

     LGN Group, LLC provides certain administrative and shareholder services to the Company. LGN Group, LLC is located at 140 Columbia Turnpike, 2nd Floor, Florham Park, NJ 07932.

     Kaufman Rossin Fund Services, LLC, located at 2699 South Bayshore Drive, 9th Floor, Miami, FL 33133, provides accounting services to the Company.

                              SHAREHOLDER PROPOSALS

     In order for a shareholder proposal to be included in the proxy statement and proxy for the 2007 Annual General Meeting the proposal must be received no later than [September 7], 2007.

     Under Rule 14a-4 of the Exchange Act, a shareholder who wishes to present a proposal for consideration at the 2008 Annual General Meeting without inclusion of such proposal in the Company's Proxy Statement and Proxy must send notice of such proposal to the Company no later than [November 21], 2007. If notice for such proposal is not received by [November 21], 2007, management proxies may use their discretionary authority to vote on such proposal. Bermuda law provides that only registered shareholders holding not less than 5% of the total voting rights in the Company or 100 registered shareholders together may require a proposal to be submitted to an annual general meeting. Generally, notice of such a proposal must be deposited at the registered office of the Company (ASA (Bermuda) Limited, Canon's Court, 22 Victoria Street, Hamilton HM 12, Bermuda) no less than six weeks before the date of the meeting, unless the meeting is subsequently called for a date six weeks or less after the notice has been deposited.

                                  OTHER MATTERS

     The management of the Company knows of no other business that will be presented for consideration at the Meeting, but should any other matters requiring a vote of shareholders arise, the persons named as proxies will vote thereon in accordance with their best judgment.

                             ASA (Bermuda) Limited

                             [INSERT SIGNATURE]

                             Robert J.A. Irwin, Chairman of the Board, President and Treasurer


January [3], 2007

                                   APPENDIX A

                             AUDIT COMMITTEE REPORT

                              ASA (BERMUDA) LIMITED

     The Audit Committee of the Board of Directors of ASA (Bermuda) Limited (the "Company") was created to assist the Board of Directors in its oversight of matters relating to accounting and financial reporting, internal control over financial reporting, the integrity, quality and objectivity of the Company's financial statements and the independent audit thereof, the Company's independent auditors, and certain legal and regulatory compliance. Management is responsible for the preparation, presentation and integrity of the Fund's financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit. Members of the Audit Committee rely without independent verification on the information provided and the representations made to them by management and Ernst & Young LLP, the Company's independent auditors.

     The Audit Committee has reviewed the Company's audited financial statements for the fiscal year ended November 30, 2006. In conjunction with its review, the Audit Committee has met with the management of the Company to discuss the audited financial statements. In addition, the Audit Committee has discussed with Ernst & Young LLP, the matters required pursuant to SAS 61 and has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1. The Audit Committee has also discussed with Ernst & Young LLP the independence of Ernst & Young LLP.

Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth in the Audit Committee Charter, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report for the fiscal year ended November 30, 2006.

     This report has been approved by all of the members of the Audit Committee (whose names are listed below), each of whom has been determined to be independent as defined in the New York Stock Exchange's listing standards.

January [2], 2007

Joseph C. Farrell (Chairman)
Henry R. Breck
Malcolm W. MacNaught

                                   APPENDIX B

                       PROPOSED REVISED BYE-LAW PROVISIONS
                                 (AS EXCERPTED)


                                  CERTIFICATES

10. The Shares of the Company may be represented by certificates or be uncertificated. Unless otherwise determined by the Board, required by applicable law, or the rules of the stock exchange on which the Company's shares are traded, each Shareholder shall, upon becoming the holder of any share, be entitled to a certificate representing the number of shares owned by such Shareholder (and, on transferring a part of his holdings, to a certificate for the balance). The Company shall be under no obligation to complete and deliver a share certificate unless requested to do so by any such person. In the case of a share held jointly by several persons, delivery of a certificate to one of several joint holders shall be sufficient delivery to all. The Board shall have power and authority to impose such terms and conditions as it may deem appropriate concerning the issue, transfer and registration of any uncertificated shares or certificates for shares of the Company. The certificates for shares of the Company shall be in such form, not inconsistent with the Companies Act, as shall be approved by the Board.


11. If a share certificate is defaced, lost or destroyed, it may be replaced without fee but on such terms (if any) as to evidence and indemnity and to payment of the costs and out of pocket expenses of the Company in investigating such evidence and preparing such indemnity as the Board may think fit and, in case of defacement, on delivery of the old certificate to the Company.

12. All certificates for share or loan capital or other securities of the Company (other than letters of allotment, scrip certificates and other like documents) shall, except to the extent that the terms and conditions for the time being relating thereto otherwise provide, be issued under the Seal. The Board may by resolution determine, either generally or in any particular case, that any signatures on any such certificates need not be autographic but may be affixed to such certificates by some mechanical means or may be printed thereon or that such certificates need not be signed by any persons. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall cease to be such officer before such certificate is issued, it may nevertheless be issued and delivered by the Company with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.


                     SERVICE OF NOTICES AND OTHER DOCUMENTS

99. Any notice or other document (including a share certificate) may be served on or delivered to any Shareholder by the Company either personally; by sending it through the post (by airmail where applicable) in a pre-paid letter addressed to such Shareholder at his address as appearing in the Register; by sending it by courier to such registered address; by sending it by email to an address supplied by such Shareholder for the purpose of the receipt of notices or documents in electronic form; by delivering it to or leaving it at such address as appears in the Register for such Shareholder; or in any other manner permitted under the rules promulgated by the United States Securities and Exchange Commission from time to time. In the case of joint holders of a share, service or delivery of any notice or other document on or to one of the joint holders shall for all purposes be deemed as sufficient service on or delivery to all the joint holders. Any notice or other document if sent by post shall be deemed to have been served or delivered forty-eight (48) hours after it was put in the post, and when sent by courier, twenty-four (24) hours after sending or, when sent by email, twelve (12) hours after sending and in proving such service or delivery, it shall be sufficient to prove that the notice or document was properly addressed and stamped and put in the post, sent by courier or sent by email, as the case may be.

100. Notwithstanding Bye-law 99 above, any notice of a general meeting of the Company shall be deemed to be duly given to a Shareholder, or other person entitled to it, if it is sent to him by courier, cable, telex, telecopier, email or other mode of representing or reproducing words in a legible and non-transitory form at his address as appearing in the Register or any other address given by him to the Company for this purpose. Any such notice shall be deemed to have been served twenty-four (24) hours after its despatch, when sent by courier, cable, telex or telecopier and twelve (12) hours after its despatch when sent by email.


                         PROCEEDINGS AT GENERAL MEETINGS

36. If within five minutes (or such longer time as the chairman of the meeting may determine to wait) after the time appointed for the meeting, a quorum is not present, the meeting, if convened on the requisition of Shareholders, shall be dissolved. In any other case, it shall stand adjourned to such other day and such other time and place as the chairman of the meeting may determine and at such adjourned meeting one third of the outstanding shares present in person or by proxy and entitled to vote shall be a quorum. The Company shall give not less than five (5) days notice of any meeting adjourned through want of a quorum and such notice shall state that one third of the outstanding shares present in person or by proxy and entitled to vote shall be a quorum.

                              ASA (BERMUDA) LIMITED

              PROXY FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS
                                FEBRUARY 8, 2007


  YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE MARK, SIGN,
             DATE AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ASA (BERMUDA) LIMITED (THE "COMPANY"). The undersigned hereby appoints as proxies Paul K. Wustrack, Jr. and Lawrence G. Nardolillo, and each of them (with power of substitution), to vote all of the undersigned's shares in the Company at the Annual General Meeting of Shareholders to be held on February 8, 2007 at 10:00 a.m., at the offices of UBS, 1285 Avenue of the Americas, 14th Floor, New York, NY 10019, and any adjournment or postponement thereof (the "Meeting"), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" each Proposal, with discretionary power to vote upon such other business as may properly come before the Meeting.

Please sign exactly as your name appears hereon. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate title and authority. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

   YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE
     MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

SEE REVERSE                                                        SEE REVERSE
    SIDE                                                              SIDE


ASA (BERMUDA) LIMITED

C/O COMPUTERSHARE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                                -------------------

                                -------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

            VOTE-BY-INTERNET       [COMPUTER      VOTE-BY-TELEPHONE   [TELEPHONE
                                    GRAPHIC                             GRAPHIC
                                    OMITTED]                            OMITTED]
      LOG ON TO THE INTERNET AND GO            CALL TOLL-FREE
      TO                                       [1-877-PRX-VOTE (1-877-779-8683)]
      [HTTP://WWW.EPROXYVOTE.COM/ASA]   OR


       IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL
                                YOUR PROXY CARD.


   YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE MARK, DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.


            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X] PLEASE MARK
    VOTES AS IN
    THIS
    EXAMPLE.

--------------------------------------
        ASA (BERMUDA) LIMITED
--------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A           THE BOARD OF DIRECTORS RECOMMENDS A
VOTE "FOR" PROPOSAL 1.                        VOTE "FOR" PROPOSAL 2.

1.Election of Directors.                        2. To ratify the appointment of Ernst      FOR       AGAINST         ABSTAIN
  NOMINEES: (01) R.J.A. Irwin, (02)                &  Young  LLP  as  the   Company's
  H.R. Breck, (03) H.M. Conger,                    independent   auditors   for   the      [  ]        [  ]            [  ]
  (04) C.A. Crocker, (05) J.C. Farrell,            fiscal  year ending  November  30,
  (06) J.G. Inglis,                                2007 and to  authorize  the  Audit
  (07) M.W. MacNaught, (08) R.A.                   Committee  of the Board to set the
  Pilkington, (09) A.M. Rosholt                    independent auditors' remuneration.

          FOR                  WITHHELD
          ALL   [ ]     [ ]    FROM ALL
        NOMINEES               NOMINEES
                                                THE BOARD OF DIRECTORS RECOMMENDS
                                                A VOTE "FOR"  PROPOSAL 3.

 [  ] ________________________________________
      For all nominees except as written above                                             FOR       AGAINST         ABSTAIN

                                                3. To  change  the  name  of the Company  [  ]        [  ]            [  ]
                                                   from  "ASA  (Bermuda)  Limited" back
                                                   to "ASA Limited".


                                                THE BOARD OF DIRECTORS RECOMMENDS
                                                A VOTE "FOR" PROPOSAL 4.

                                                                                           FOR       AGAINST         ABSTAIN
                                                4. To  amend  the   Amended  and Restated
                                                   Bye-Laws   of  the  Company.             [  ]        [  ]            [  ]


                                                   THIS PROXY CARD IS VALID ONLY
                                                   WHEN SIGNED AND DATED.

                                                   Please    sign   this   proxy
                                                   exactly   as   name   appears
                                                   hereon.  When shares are held
                                                   by joint tenants, both should
                                                   sign.    When    signing   as
                                                   attorney,      administrator,
                                                   trustee or  guardian,  please
                                                   give full title as such.


Signature:______________Date:__________Signature:______________Date:__________